                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2005

                        American Claims Evaluation, Inc.
             (Exact name of registrant as specified in its charter)

         New York                     0-14807                    11-2601199
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

            One Jericho Plaza, Jericho, New York         11753
          (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code: (516) 938-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

                  On June 15, 2005, American Claims Evaluation, Inc. (the
                  "Company") filed a Current Report on Form 8-K with the
                  Securities and Exchange Commission (the "SEC") disclosing that the Board of Directors of the Company adopted the 2005 Stock
                  Incentive Plan (the "2005 Plan") subject to shareholder
                  approval at the next Annual Meeting of Shareholders. On
                  October 19, 2005, the shareholders of the Company approved the
                  2005 Plan at such Annual Meeting.

                  Under the 2005 Plan, a total of 1,000,000 shares of common stock, $.01 par value, of the Company ("Common Stock") are available for issuance to employees, non-employee directors, independent contractors and consultants. The full text of the
                  2005 Plan is hereby incorporated by reference to the
                  definitive Proxy Statement filed by the Company with the SEC on September 9, 2005.

Item 8.01         Other Events.

                  On October 19, 2005, the Company repurchased 43,000 shares of
                  Common Stock in a private transaction at an aggregate cost of
                  $60,300.

Item 9.01         Financial Statements and Exhibits.

                  (d) Exhibits.

                      Exhibit 99.1     2005 Stock Option Plan*

-------------------------------
* Incorporated by reference to the definitive Schedule 14A filed by the Company with the SEC on September 9, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN CLAIMS EVALUATION, INC.

Date:    October 21, 2005               By:  /s/ Gary Gelman
                                             ---------------
                                        Gary Gelman
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

   Exhibit No.          Description
   -----------          -----------

     99.1               2005 Stock Incentive Plan.*

-------------------------------
* Incorporated by reference to the definitive Schedule 14A filed by the Company with the SEC on September 9, 2005.